                                                                   Exhibit 99.1

NEWS                                              CONTACT:  RICHARD T. MARABITO
RELEASE                                                 CHIEF FINANCIAL OFFICER
                                                     TELEPHONE:  (216) 292-3800
                                                           FAX:  (216) 682-4065


                OLYMPIC STEEL REPORTS 2003 THIRD QUARTER RESULTS

         Cleveland, Ohio -- (October 30, 2003) Olympic Steel, Inc., (Nasdaq:
ZEUS), a national steel service center, today announced its financial results for the third quarter and nine months ended September 30, 2003.

         Tons sold for the third quarter of 2003 increased 8.7% to 302 thousand from 278 thousand in the third quarter of 2002. Net sales totaled $115.9 million for the third quarter of 2003, compared to $116.5 million in the third quarter of 2002. The decline in sales was primarily attributable to a larger proportion of toll sales in 2003. For the first nine months of 2003, tons sold decreased 5.8% to 849 thousand from 902 thousand, and net sales decreased 1.2% to $344.1 million from $348.4 million.

         Net loss for the third quarter totaled $115 thousand or $.01 per share, compared to net income of $150 thousand or $.02 per share for the third quarter of 2002. Net loss for the first nine months of 2003 was $1.1 million or $.12 per share, compared to a net loss of $2.4 million, or $.25 per share for the first nine months of 2002. Results in 2002 included losses from the Company's discontinued Tubing operation and the cumulative effect of a change in accounting principle for goodwill.

         Michael D. Siegal, Chairman and Chief Executive Officer, stated, "Third quarter sales volume increased 8.3% over the second quarter. For the first nine months of the year, inventories are down 19%, debt has been reduced 6%, operating expenses are down 10% and financing costs have been reduced by 36%. While we are experiencing an increase in business demand, the market remains very fragile. Interest rate movements, global supply issues and currency valuations could have an impact on our near term performance."

         A simulcast and replay of Olympic Steel's third quarter conference call may be accessed at the Company's web site. The simulcast will begin at approximately 9:00 a.m. Eastern Time today and a replay of the call will be available through November 13, 2003.

         Founded in 1954, Olympic Steel is a North American steel service center that is experienced in the specialized processing and distribution of large volumes of flat-rolled carbon and stainless steel products. Headquartered in Cleveland, Ohio, the Company operates 12 distribution and processing facilities and participates in two joint ventures in Michigan. For further information about Olympic Steel, Inc., visit the Company's web site at http://www.olysteel.com.

         It is the Company's policy not to make quarterly or annual sales or earnings projections for external use and not to endorse any analyst's sales or earnings estimates. Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Such risks and uncertainties include, but are not limited to: general business, economic and political conditions; competitive factors such as the availability and pricing of steel and fluctuations in customer demand; layoffs or work stoppages by the Company's, suppliers', or customers' personnel; equipment malfunctions; customer, supplier, and competitor consolidation or insolvency; and the Company's ability to realize improved profitability by reducing its inventory and expenses and increasing its sales volume. Please refer to the Company's Securities and Exchange Commission filings for further information.

                                  OLYMPICSTEEL
                         SELECTED FINANCIAL INFORMATION

                (in thousands, except per share data and ratios)

                                                                     THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                        SEPTEMBER 30,                  SEPTEMBER 30,
                                                                  -------------------------      -------------------------
                                                                    2003            2002           2003            2002
                                                                  ---------       ---------      ---------       ---------
SUMMARY RESULTS OF OPERATIONS:                                                 (unaudited)                      (unaudited)
Net sales                                                         $ 115,850       $ 116,465      $ 344,131       $ 348,417

Operating income                                                      1,491           1,598          2,016           8,085

Income (loss) from continuing operations before income taxes
   and cumulative effect of a change in accounting principle           (146)            244         (1,760)          3,863

Income (loss) from continuing operations before cumulative
   effect of a change in accounting principle                          (115)            150         (1,148)          2,375

Loss from discontinued operations, net of income taxes                 --              --             --            (2,641)

Cumulative effect of a change in accounting principle, net
   of income taxes                                                     --              --             --            (2,117)
                                                                  ---------       ---------      ---------       ---------

Net income (loss)                                                 $    (115)      $     150      $  (1,148)      $  (2,383)
                                                                  =========       =========      =========       =========

Basic and diluted net income (loss) per share:

   Income (loss) from continuing operations                       $   (0.01)      $    0.02      $   (0.12)      $    0.25

   Loss from discontinued operations                                   --              --             --             (0.28)

   Cumulative effect of a change in accounting principle               --              --             --             (0.22)
                                                                  ---------       ---------      ---------       ---------

Net income (loss) per share                                       $   (0.01)      $    0.02      $   (0.12)      $   (0.25)
                                                                  =========       =========      =========       =========


                                                                        SEPTEMBER 30,           DECEMBER 31,
                                                                  -------------------------     ------------
                                                                    2003            2002           2002
                                                                  ---------       ---------      ---------
SUMMARY BALANCE SHEET DATA:                                              (unaudited)
Accounts receivable, net                                          $ 65,925        $ 59,502        $ 48,877

Inventories                                                         82,230          99,289         101,837

Net property and equipment                                          91,603         102,551          97,323

Total assets                                                       246,909         272,558         262,911

Current liabilities                                                 35,487          43,388          43,962

Total debt                                                         100,437         110,455         106,793

Shareholders' equity                                               114,346         118,868         115,495

Shareholders' equity per share                                       11.85           12.33           11.98

Debt-to-equity ratio                                              .88 to 1        .93 to 1        .92 to 1


                                                                      NINE MONTHS ENDED
                                                                         SEPTEMBER 30,
                                                                     ---------------------
                                                                      2003           2002
                                                                     ------         ------
OTHER DATA:                                                                    (unaudited)

Capital expenditures                                                   549           3,011

EBITDA (a)                                                           8,263          14,441

(a) Defined as operating income plus depreciation.


CERTAIN 2002 AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO THE 2003 PRESENTATION.

       IT IS THE COMPANY'S POLICY NOT TO MAKE QUARTERLY OR ANNUAL SALES OR EARNINGS PROJECTIONS FOR EXTERNAL USE AND NOT TO ENDORSE ANY ANALYST'S SALES
                             OREARNINGS ESTIMATES.

                                  OLYMPIC STEEL
                              RESULTS OF OPERATIONS

                (in thousands, except per share and tonnage data)

                                                                                 THREE MONTHS ENDED SEPTEMBER 30,
                                                                          ------------------------------------------------
                                                                                 2003                          2002
                                                                          --------------------          ------------------
                                                                                           (unaudited)
Tons sold
   Direct                                                                   253,337                       241,960
   Toll                                                                      48,422                        35,542
                                                                          ---------                     ---------
                                                                            301,759                       277,502
   % change                                                                     8.7%                         10.4%

Net sales                                                                 $ 115,850                     $ 116,465
   % change                                                                    (0.5%)                        23.9%

Cost of materials sold                                                       90,845                        89,083
                                                                          ---------                     ---------
   Gross profit                                                              25,005       21.6%            27,382     23.5%

Operating expenses
   Warehouse and processing                                                   8,072        7.0%             9,093      7.8%
   Administrative and general                                                 5,697        4.9%             6,069      5.2%
   Distribution                                                               4,211        3.6%             4,320      3.7%
   Selling                                                                    2,613        2.3%             3,286      2.8%
   Occupancy                                                                    884        0.8%               944      0.8%
   Depreciation                                                               2,037        1.8%             2,072      1.8%
                                                                          ---------                     ---------
      Total operating expenses                                               23,514       20.3%            25,784     22.1%
                                                                          ---------                     ---------

   Operating income                                                           1,491        1.3%             1,598      1.4%

Income (loss) from joint ventures                                              (644)                          (31)
                                                                          ---------                     ---------
   Income before financing costs and income taxes                               847                         1,567

Interest and other expense on debt                                              993        0.9%             1,323      1.1%
                                                                          ---------                     ---------

   Income (loss) from continuing operations before income taxes
      and cumulative effect of a change in accounting principle                (146)      (0.1%)              244      0.2%

Income tax benefit (provision)                                                   31       21.2%               (94)    38.5%
                                                                          ---------                     ---------

   Income (loss) from continuing operations before cumulative
      effect of a change in accounting principle                               (115)                          150

Discontinued operations:
   Loss from discontinued tube operation, net of income tax benefit               -                             -

   Loss on disposition of discontinued tube operation, net of income
      tax benefit                                                                 -                             -
                                                                          ---------                     ---------
Income (loss) before cumulative effect of a change in accounting
   principle                                                                   (115)                          150

   Cumulative effect of a change in accounting principle, net of
      income tax benefit                                                          -                             -
                                                                          ---------                     ---------
Net income (loss)                                                         $    (115)                    $     150
                                                                          =========                     =========

Basic and diluted net income (loss) per share:
   Income (loss) from continuing operations                               $   (0.01)                    $    0.02
   Loss from discontinued operations                                              -                             -
   Cumulative effect of a change in accounting principle                          -                             -
                                                                          ---------                     ---------
Net income (loss) per share                                               $   (0.01)                    $    0.02
                                                                          =========                     =========

Weighted average shares outstanding                                           9,646                         9,638




                                                                                       NINE MONTHS ENDED SEPTEMBER 30,
                                                                              -------------------------------------------------
                                                                                     2003                          2002
                                                                              -------------------           -------------------
                                                                                               (unaudited)
Tons sold
   Direct                                                                       716,750                       784,419
   Toll                                                                         132,658                       117,214
                                                                              ---------                     ---------
                                                                                849,408                       901,633
   % change                                                                        (5.8%)                        11.4%

Net sales                                                                     $ 344,131                     $ 348,417
   % change                                                                        (1.2%)                        11.2%

Cost of materials sold                                                          271,262                       261,336
                                                                              ---------                     ---------

   Gross profit                                                                  72,869      21.2%             87,081      25.0%

Operating expenses
   Warehouse and processing                                                      24,207       7.0%             27,789       8.0%
   Administrative and general                                                    17,257       5.0%             18,417       5.3%
   Distribution                                                                  11,965       3.5%             13,352       3.8%
   Selling                                                                        8,201       2.4%             10,055       2.9%
   Occupancy                                                                      2,976       0.9%              3,027       0.9%
   Depreciation                                                                   6,247       1.8%              6,356       1.8%
                                                                              ---------                     ---------
      Total operating expenses                                                   70,853      20.6%             78,996      22.7%
                                                                              ---------                     ---------

   Operating income                                                               2,016       0.6%              8,085       2.3%

Income (loss) from joint ventures                                                  (654)                          662
                                                                              ---------                     ---------
   Income before financing costs and income taxes                                 1,362                         8,747

Interest and other expense on debt                                                3,122       0.9%              4,884       1.4%
                                                                              ---------                     ---------

   Income (loss) from continuing operations before income taxes
      and cumulative effect of a change in accounting principle                  (1,760)     (0.5%)             3,863       1.1%

Income tax benefit (provision)                                                      612      34.8%             (1,488)     38.5%
                                                                              ---------                     ---------

   Income (loss) from continuing operations before cumulative
      effect of a change in accounting principle                                 (1,148)                        2,375

Discontinued operations:
   Loss from discontinued tube operation, net of income tax benefit                   -                        (1,042)
   Loss on disposition of discontinued tube operation, net of income
      tax benefit                                                                     -                        (1,599)
                                                                              ---------                     ---------

Income (loss) before cumulative effect of a change in accounting
   principle                                                                     (1,148)                         (266)

   Cumulative effect of a change in accounting principle, net of
      income tax benefit                                                              -                        (2,117)
                                                                               ---------                     ---------
Net income (loss)                                                              $ (1,148)                     $ (2,383)
                                                                               =========                     =========

Basic and diluted net income (loss) per share:
   Income (loss) from continuing operations                                     $ (0.12)                       $ 0.25
   Loss from discontinued operations                                                  -                         (0.28)
   Cumulative effect of a change in accounting principle                              -                         (0.22)
                                                                               ---------                     ---------
Net income (loss) per share                                                    $  (0.12)                     $  (0.25)
                                                                               =========                     =========

Weighted average shares outstanding                                               9,645                         9,635




CERTAIN 2002 AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO THE 2003 PRESENTATION WITH NO EFFECT ON NET LOSS.

      IT IS THE COMPANY'S POLICY NOT TO MAKE QUARTERLY OR ANNUAL SALES OR EARNINGS PROJECTIONS FOR EXTERNAL USE AND NOT TO ENDORSE ANY ANALYST'S
                          SALES OR EARNINGS ESTIMATES.




                                  Page 4 of 4